UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Western Asset Intermediate Muni Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2019

WESTERN ASSET

INTERMEDIATE MUNI

FUND INC. (SBI)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes*, consistent with prudent investing.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager. The Fund also maintains a dollar-weighted average effective maturity of between three and ten years.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Intermediate Muni Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Muni Fund Inc. for the six-month reporting period ended May 31, 2019. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 28, 2019

Western Asset Intermediate Muni Fund Inc.	III

Performance review

For the six months ended May 31, 2019, Western Asset Intermediate Muni Fund Inc. returned 6.05% based on its net asset value (“NAV”)1 and 9.04% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Index2, returned 5.12% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Average3 returned 5.45% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.17 per share. As of May 31, 2019, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2019 (unaudited)
Price Per Share	6-Month Total Return**
$10.17 (NAV)	6.05	%†
$8.87 (Market Price)	9.04	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

[1]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[2]	The Bloomberg Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

IV	Western Asset Intermediate Muni Fund Inc.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Intermediate Muni Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

June 28, 2019

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds”, are subject to greater liquidity and credit risk, including the risk of default, than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in securities of other investment companies. To the extent it does, Fund stock holders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. Leverage may result in greater volatility of NAV and market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Intermediate Muni Fund Inc.	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2019 and November 30, 2018 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2019

Total Spread Duration

SBI	— 4.87 years

Benchmark	— 4.55 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index

SBI	— Western Asset Intermediate Muni Fund Inc.

2	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2019

Total Effective Duration

SBI	— 4.49 years

Benchmark	— 4.55 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index

SBI	— Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2019

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 133.0%
Alabama — 1.5%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants, Series D	5.000%	10/1/21	$1,500,000	$1,597,710
Tuscaloosa County, IDA Revenue, Hunt Refining Project, Series A, Refunding	4.500%	5/1/32	500,000	539,370	(a)
Total Alabama				2,137,080
Arizona — 3.4%
Arizona State Lottery Revenue, Refunding	5.000%	7/1/29	205,000	258,495	(b)
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	1,300,000	1,487,746	(b)(c)
La Paz County, AZ, IDA, Lease Revenue, Charter School Solutions Harmony Public Schools Project	5.000%	2/15/38	500,000	557,045
Navajo Nation, AZ, Series A, Refunding	5.000%	12/1/25	250,000	276,805	(a)
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Junior Lien, Refunding	5.000%	7/1/27	1,000,000	1,171,360
Pinal County, AZ, Electrical District #3, Electric System Revenue, Refunding	4.000%	7/1/23	1,000,000	1,049,000
Total Arizona				4,800,451
California — 22.7%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	500,000	581,970
Anaheim, CA, Public Financing Authority Lease, Refunding, Series A	5.000%	5/1/26	2,000,000	2,352,960
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, Series B-1, (SIFMA Municipal Swap Index Yield + 1.100%)	2.520%	4/1/24	2,000,000	2,054,480	(c)(d)
California State MFA Revenue:
Senior Lien, Linux Apartment Project, Series A	5.000%	12/31/43	400,000	464,632	(e)
Senior Lien, LINXS APM Project	5.000%	12/31/34	350,000	414,547	(e)
California State Pollution Control Financing Authority, Water Furnishing Revenue, Poseidon Resources	5.000%	7/1/27	2,000,000	2,183,060	(a)(e)
California State, GO:
Bid Group B, Refunding	5.000%	8/1/33	1,000,000	1,209,960
Refunding	5.000%	4/1/28	1,000,000	1,282,650	(f)
California Statewide CDA Revenue, Provident Group-Pomona Properties LLC, Series A	5.600%	1/15/36	555,000	592,468	(a)
Golden State, CA, Tobacco Securitization Corp. Revenue, Tobacco Settlement Funded, Series A-1	5.000%	6/1/34	1,500,000	1,733,610
Long Beach, CA, Bond Finance Authority Lease Revenue, Series A, Refunding	5.000%	8/1/31	1,855,000	2,046,269
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, Senior Proposition C, Series B	5.000%	7/1/35	1,000,000	1,257,510

See Notes to Financial Statements.

4	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Multiple Capital Projects II	5.000%	8/1/22	$1,000,000	$1,117,290
Los Angeles, CA, Department of Water & Power, Power System Revenue, Series C	5.000%	7/1/37	750,000	912,225
Modesto, CA, Irrigation District, Electric System Revenue:
Series A, Refunding	5.000%	7/1/24	4,130,000	4,431,242
Series A, Refunding	5.000%	7/1/25	2,000,000	2,143,760
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	100,000	111,300	(a)
M-S-R Energy Authority, CA, Natural Gas Revenue, Series B	6.125%	11/1/29	3,000,000	3,810,810
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1, Refunding	5.250%	9/1/34	430,000	461,910
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax, Series A	5.250%	6/1/26	300,000	346,962	(g)
Riverside, CA, Electric Revenue:
Series A, Refunding	5.000%	10/1/36	750,000	943,552
Series A, Refunding	5.000%	10/1/43	250,000	308,953
Riverside, CA, Sewer Revenue, Series A, Refunding	5.000%	8/1/35	750,000	937,350
San Francisco, CA, City & County Airport Commission, International Airport Revenue, Series A	5.000%	1/1/33	645,000	790,235	(e)
Total California				32,489,705
Colorado — 5.0%
Base Village Metropolitan District #2, CO, GO, Series A, Refunding	5.500%	12/1/36	500,000	525,825
Denver, CO, City & County Special Facility Apartment Revenue, United Airlines Inc. Project, Refunding	5.000%	10/1/32	100,000	108,734	(e)
E-470 Public Highway Authority Revenue, CO, Series C	5.250%	9/1/25	2,000,000	2,081,780
Public Authority for Colorado Energy, Natural Gas Purchase Revenue, Series 2008	6.125%	11/15/23	3,940,000	4,379,074
Total Colorado				7,095,413
Connecticut — 1.6%
Connecticut State HEFA Revenue:
Bristol Hospital, Series B, AGC	5.500%	7/1/21	705,000	707,242
Sacred Heart University Issue, Series I-1, Refunding	5.000%	7/1/36	250,000	294,645
Connecticut State Special Tax Revenue, Transportation Infrastructure, Series A	5.000%	1/1/37	500,000	592,810
Connecticut State, GO:
Series A	5.000%	4/15/30	400,000	498,216
Series E	5.000%	10/15/34	210,000	246,105
Total Connecticut				2,339,018

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
District of Columbia — 0.1%
District of Columbia Revenue, Ingleside Rock Creek Project, Series A	4.125%	7/1/27	$140,000	$146,020
Florida — 7.3%
Broward County, FL, Airport System Revenue, Series 2017	5.000%	10/1/36	250,000	297,082	(e)
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Projects	6.000%	6/15/35	150,000	161,930	(a)
Florida State Mid-Bay Bridge Authority Revenue, Series A, Refunding	5.000%	10/1/27	545,000	633,426
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, Refunding	5.000%	10/1/30	1,500,000	1,649,940
Miami-Dade County, FL, Aviation Revenue:
Series A, Refunding	5.000%	10/1/31	4,000,000	4,366,920	(e)
Series A, Refunding	5.000%	10/1/32	1,000,000	1,089,720	(e)
Miami-Dade County, FL, Expressway Authority Toll System Revenue, Series B, Refunding	5.000%	7/1/26	1,500,000	1,724,685
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital, Refunding	5.000%	8/1/36	250,000	294,575
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities, Refunding	5.000%	8/1/36	250,000	276,405
Total Florida				10,494,683
Georgia — 5.2%
Atlanta, GA, Water & Wastewater Revenue, Series A	6.000%	11/1/23	2,000,000	2,037,300	(g)
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	1,000,000	1,000,470	(c)(d)
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Healthcare of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,030,800
Main Street Natural Gas Inc., GA, Gas Project Revenue:
Series A	5.000%	5/15/33	250,000	298,332
Subordinated, Series E, LIQ - Royal Bank of Canada (SIFMA Municipal Swap Index Yield + 0.570%)	1.990%	12/1/23	1,500,000	1,486,620	(c)(d)
Private Colleges & Universities Authority, GA, Revenue, Savannah College of Art & Design Inc. Project	5.000%	4/1/28	500,000	569,665
Total Georgia				7,423,187
Illinois — 13.4%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax, Series 2018	5.000%	4/1/38	500,000	554,495
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/34	270,000	299,163
Series C, Refunding	5.000%	12/1/24	250,000	276,143
Chicago, IL, GO:
Series 2019A	5.000%	1/1/40	600,000	658,872

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Series B, Refunding	5.500%	1/1/30	$1,000,000	$1,117,980
Series C, Refunding	5.000%	1/1/25	500,000	552,440
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond, Series B	5.000%	12/1/29	850,000	979,540
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien, Series D	5.250%	1/1/36	500,000	600,135
Senior Lien, Series D	5.250%	1/1/37	400,000	478,412
Series A, Refunding	5.000%	1/1/31	1,750,000	1,992,532	(e)
Chicago, IL, Wastewater Transmission Revenue, Second Lien, Series B, Refunding	5.000%	1/1/36	600,000	680,394
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	500,000	594,510
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/32	630,000	740,811
Illinois State Finance Authority Revenue:
Southern Illinois Healthcare Enterprises Inc., Refunding	5.000%	3/1/32	200,000	232,940
Southern Illinois Healthcare Enterprises Inc., Refunding	5.000%	3/1/34	500,000	577,770
Illinois State Sports Facilities Authority Revenue, State Tax Supported, Refunding, AGM	5.250%	6/15/30	3,000,000	3,365,160
Illinois State University, Auxiliary Facilities System Revenue, Series A, Refunding, AGM	5.000%	4/1/28	100,000	120,132
Illinois State, GO:
Series 2016	5.000%	1/1/35	770,000	842,742
Series 2016, Refunding	5.000%	2/1/26	600,000	680,970
Series 2016, Refunding	5.000%	2/1/29	500,000	568,680
Series A	5.000%	12/1/42	300,000	329,424
Series A, Refunding	5.000%	10/1/29	1,300,000	1,505,894
Series C	5.000%	11/1/29	250,000	286,032
Series D	5.000%	11/1/26	450,000	515,821
Metropolitan Pier & Exposition Authority, IL, Revenue, McCormick Place Expansion Project, Refunding	5.000%	12/15/31	250,000	281,200
Sales Tax Securitization Corp., Series A	5.000%	1/1/28	250,000	298,580
Total Illinois				19,130,772
Indiana — 6.0%
Hammond Multi-School Building Corp.:
First Mortgage State Intercept	5.000%	7/15/34	750,000	883,440
First Mortgage State Intercept	5.000%	7/15/35	1,035,000	1,213,434
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp., Refunding	6.000%	12/1/19	1,000,000	1,015,270
Indianapolis, IN, Department of Public Utilities Gas Utility Revenue, Second Lien, Series A, Refunding	5.250%	8/15/29	4,000,000	4,551,000

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indianapolis, IN, Local Public Improvement Bond Bank, Series A	4.000%	2/1/38	$500,000	$557,765
Valparaiso, IN, Exempt Facility Revenue, Pratt Paper LLC Project	5.875%	1/1/24	295,000	322,140	(e)
Total Indiana				8,543,049
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	150,000	151,800
Kentucky — 2.1%
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	4/1/24	1,600,000	1,733,808	(c)(d)
Series B	4.000%	1/1/25	1,200,000	1,317,996	(c)(d)
Total Kentucky				3,051,804
Louisiana — 4.5%
New Orleans, LA, Aviation Board, General Airport Revenue:
Series B	5.000%	1/1/29	2,000,000	2,289,620	(e)
Series B	5.000%	1/1/30	2,000,000	2,280,020	(e)
Port New Orleans Board of Commissioners, Series B, Refunding, AGM	5.000%	4/1/38	1,625,000	1,896,863	(e)
Total Louisiana				6,466,503
Massachusetts — 1.7%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Series B-1, Refunding	5.000%	1/1/35	350,000	436,079
Massachusetts State DFA Revenue:
Brandeis University, Series S-1, Refunding	5.000%	10/1/36	500,000	614,210	(b)
Partners Healthcare System, Refunding	5.000%	7/1/37	250,000	299,750
UMass Boston Student Housing Project	5.000%	10/1/28	200,000	233,416
Wellforce Issue, Series A	5.000%	7/1/39	250,000	293,750
Massachusetts State Port Authority Revenue, Series A, Refunding	5.000%	7/1/36	500,000	613,730	(e)
Total Massachusetts				2,490,935
Michigan — 3.1%
Detroit, MI, Downtown Development Authority, Tax Increment Revenue, Series A, Refunding, AGM	5.000%	7/1/38	250,000	277,080
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien, Series C, Refunding	5.000%	7/1/33	800,000	947,176
Senior Lien, Series C, Refunding	5.000%	7/1/35	350,000	412,184
Michigan State Finance Authority Ltd. Authority Obligation Revenue, Higher Education, Thomas M Cooley Law School Project, Refunding	6.250%	7/1/29	600,000	629,664	(a)

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Finance Authority Revenue:
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series C	5.000%	7/1/33	$275,000	$317,380
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series D2, Refunding, AGM	5.000%	7/1/24	1,000,000	1,167,720
Michigan State Finance Authority, Hospital Revenue, Trinity Health Credit Group, Series A, Refunding	5.000%	12/1/42	250,000	294,483
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	300,000	350,529	(e)
Total Michigan				4,396,216
Missouri — 0.4%
Missouri State Health Educational Facilities Authority Senior Living Facilities Revenue, Lutheran Senior Services Projects, Series A	5.000%	2/1/34	150,000	167,394
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village, St. Louis Obligated Group, Series A	5.000%	9/1/38	300,000	334,608
Total Missouri				502,002
Nebraska — 0.4%
Central Plains, NE, Energy Project, Gas Project Revenue, Project #3, Series A, Refunding	5.000%	9/1/36	500,000	635,565
Nevada — 2.8%
Humboldt County, NV, PCR, Idaho Power Co. Project, Refunding	5.150%	12/1/24	4,000,000	4,030,120
New Jersey — 9.6%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, Refunding, AGM	5.000%	11/1/28	1,000,000	1,121,390
New Jersey State EDA Revenue:
School Facilities Construction, Series NN, Refunding	5.000%	3/1/28	2,825,000	3,079,363
School Facilities Construction, Series NN, Refunding, State Appropriations	5.000%	3/1/29	2,175,000	2,365,008
New Jersey State EDA, Special Facilities Revenue, Continental Airlines Inc. Project	4.875%	9/15/19	345,000	347,442
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	150,000	166,977	(e)
New Jersey State Higher Education Student Assistance Authority, Student Loan Revenue, Series A	5.375%	6/1/24	645,000	645,426
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series B	5.250%	6/15/23	4,000,000	4,268,160
New Jersey State Turnpike Authority Revenue, Series G, Refunding	5.000%	1/1/35	1,000,000	1,213,810
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.000%	6/1/35	500,000	585,605
Total New Jersey				13,793,181

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — 12.2%
Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue, Series A, Refunding	5.000%	2/15/35	$1,000,000	$1,207,400
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Subordinated, Subseries FF-2, Refunding	4.000%	6/15/37	500,000	567,360
New York State Dormitory Authority, Sales Tax Revenue:
Group 2, Series E, Refunding	5.000%	3/15/36	3,500,000	4,326,140
Group 3, Series E, Refunding	5.000%	3/15/38	1,500,000	1,842,135
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/36	1,000,000	1,173,970
New York State Thruway Authority, State Personal Income Tax Revenue, Series A	5.000%	3/15/26	200,000	225,668
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project, Refunding	5.000%	8/1/31	600,000	630,966	(e)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/31	2,050,000	2,439,131	(e)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/30	1,225,000	1,378,002	(e)
Niagara Area Development Corp., NY, Solid Waste Disposal Facility Revenue, Covanta Project, Series B, Refunding	3.500%	11/1/24	750,000	774,165	(a)
Port Authority of New York & New Jersey Revenue, Consolidated, Series 183, Refunding	5.000%	10/15/30	1,500,000	1,769,895	(e)
Utility Debt Securitization Authority, NY, Revenue, Restructuring, Series TE	5.000%	12/15/27	1,000,000	1,152,990
Total New York				17,487,822
North Carolina — 0.3%
Charlotte, NC, COP, Series P	5.000%	6/1/44	250,000	304,470
North Carolina State Turnpike Authority Revenue, Triangle Expressway System Revenue, Senior Lien, Refunding	5.000%	1/1/30	100,000	117,238
Total North Carolina				421,708
Ohio — 0.4%
American Municipal Power-Ohio Inc., OH, Revenue, AMP Fremont Energy Center Project, Series A, Refunding	5.000%	2/15/29	500,000	620,820
Oklahoma — 1.8%
Grand River Dam Authority, OK, Revenue, Series A	5.000%	6/1/30	2,500,000	2,588,825	(g)
Payne County, OK, Economic Development Authority Revenue, Epworth Living at The Ranch, Series A	6.250%	11/1/31	130,000	46,800	*(h)
Total Oklahoma				2,635,625
Oregon — 1.4%
Portland, OR, River District Urban Renewal & Redevelopment, Series C	5.000%	6/15/28	570,000	622,651

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Washington Multnomah & Yamhill Counties, OR, School District #1 West Union, GO, Hillsboro, School Board Guaranty	5.000%	6/15/34	$500,000	$605,830
Yamhill County, OR, Hospital Authority Revenue:
Friendsview Retirement Community, Refunding	5.000%	11/15/31	350,000	392,766
Friendsview Retirement Community, Refunding	5.000%	11/15/36	325,000	360,529
Total Oregon				1,981,776
Pennsylvania — 2.9%
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, Tobacco Master Settlement Payment	5.000%	6/1/30	200,000	244,254
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project, Refunding	5.000%	1/1/27	500,000	561,405
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	1,925,000	2,000,691	(g)
Philadelphia, PA, Authority for Industrial Development, City Service Agreement Revenue, Rebuild Project	5.000%	5/1/35	500,000	599,250
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/31	150,000	176,841
Philadelphia School District Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/33	450,000	525,911
Total Pennsylvania				4,108,352
Puerto Rico — 0.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	265,000	265,663
Puerto Rico Electric Power Authority Revenue:
Series A	5.050%	7/1/42	75,000	60,000	*(h)
Series DDD, Refunding	5.000%	7/1/21	280,000	224,000	*(h)
Series TT	5.000%	7/1/37	450,000	360,000	*(h)
Series XX	5.250%	7/1/40	270,000	216,675	*(h)
Total Puerto Rico				1,126,338
South Carolina — 0.3%
South Carolina State Ports Authority Revenue, Series 2018	5.000%	7/1/36	400,000	479,668	(e)
Tennessee — 5.6%
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue, Subordinated, Green Bond, Series A	5.000%	7/1/42	300,000	357,360
Tennessee Energy Acquisition Corp., Natural Gas Revenue:
Series A	5.250%	9/1/20	2,030,000	2,106,835
Series A	5.250%	9/1/23	4,940,000	5,540,062
Total Tennessee				8,004,257

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — 7.8%
Arlington, TX, Special Tax Revenue, Subordinated Lien, Series C, BAM	5.000%	2/15/41	$250,000	$280,065
Austin, TX, Airport System Revenue, Series 2014	5.000%	11/15/27	1,000,000	1,160,000	(e)
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, Series A, Refunding, AGM	5.000%	11/15/25	1,000,000	1,162,040
Houston, TX, Airport System Revenue:
Special Facilities, United Airlines Inc., Airport Improvements Project	5.000%	7/15/28	500,000	592,475	(e)
Subordinated, Series A	5.000%	7/1/36	1,055,000	1,261,347	(e)
Love Field, TX, Airport Modernization Corp., General Airport Revenue, Series 2017	5.000%	11/1/31	90,000	106,342	(e)
North Texas Tollway Authority Revenue:
First Tier, Series A, Refunding	5.000%	1/1/36	500,000	592,270
First Tier, Series B, Refunding	5.000%	1/1/34	1,300,000	1,496,170
Prosper, TX, ISD, Unlimited Tax School Building, PSF-GTD	5.000%	2/15/44	750,000	915,083
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project, Series A	6.625%	11/15/37	130,000	150,350
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, Series 2012	5.000%	12/15/22	2,000,000	2,194,880
Texas State Water Development Board Revenue, State Water Implementation Fund, Series A	5.000%	10/15/43	1,100,000	1,321,826
Total Texas				11,232,848
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan, Cruzan Project, Series A	6.000%	10/1/39	335,000	329,137
Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	150,000	149,813
Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	100,000	99,875
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	300,000	300,375
Total U.S. Virgin Islands				879,200
Utah — 0.2%
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	250,000	285,000
Virginia — 2.8%
Virginia Beach, VA, Development Authority, Residential Care Facility Revenue, Westminster-Canterbury on Chesapeake Bay, Refunding	5.000%	9/1/40	1,250,000	1,431,125
Virginia State Small Business Financing Authority Revenue:
Second Lien, Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/27	2,000,000	2,168,740
Senior Lien, 95 Express Lanes LLC	5.000%	7/1/34	350,000	372,278	(e)
Total Virginia				3,972,143

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Washington — 0.7%
Washington State Health Care Facilities Authority Revenue, Multicare Health System, Series B, AGC	5.750%	8/15/29	$1,000,000	$1,008,310	(g)
Wisconsin — 4.3%
Central Brown County, WI, Water Authority System Revenue, Series A, Refunding	5.000%	11/1/35	2,105,000	2,394,564
La Crosse, WI, Resource Recovery Revenue, Northern States Power Co. Project, Refunding	6.000%	11/1/21	2,000,000	2,187,640
Public Finance Authority, WI, Ltd. Obligation Pilot Revenue:
American Dream @ Meadowlands Project	5.000%	12/1/27	550,000	616,143	(a)
American Dream @ Meadowlands Project	6.500%	12/1/37	200,000	238,746	(a)
Public Finance Authority, WI, Revenue, Denver International Airport Great Hall Project	5.000%	9/30/37	175,000	203,184	(e)
Village of Mount Pleasant, WI, Tax Increment Revenue, Series A	5.000%	4/1/43	500,000	590,200
Total Wisconsin				6,230,477
Total Investments before Short-Term Investments (Cost — $179,601,963)				190,591,848
Short-Term Investments — 0.3%
Municipal Bonds — 0.2%
Pennsylvania — 0.2%
Lancaster IDA, Series C, LOC - PNC Bank N.A. (Cost — $300,000)	1.430%	12/1/39	300,000	300,000	(d)(i)(j)

			Shares
Money Market Funds — 0.1%
Dreyfus Government Cash Management, Institutional Shares (Cost — $45,970)	2.318%		45,970	45,970
Total Short-Term Investments (Cost — $345,970)				345,970
Total Investments — 133.3% (Cost — $179,947,933)				190,937,818
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (0.4)%				(600,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (33.1)%				(47,400,000)
Other Assets in Excess of Liabilities — 0.2%				344,375
Total Net Assets Applicable to Common Shareholders — 100.0%				$143,282,193

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Securities traded on a when-issued or delayed delivery basis (Note 1).

(c)	Maturity date shown represents the mandatory tender date.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Intermediate Muni Fund Inc.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(h)	The coupon payment on these securities is currently in default as of May 31, 2019.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviations used in this schedule:

AGC	— Assured Guaranty Corporation — Insured Bonds

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

CTFS	— Certificates

DFA	— Development Finance Agency

EDA	— Economic Development Authority

FHA	— Federal Housing Administration — Insured Bonds

GO	— General Obligation

GTD	— Guaranteed

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

ISD	— Independent School District

LIQ	— Liquidity Facility

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

PCR	— Pollution Control Revenue

PEA	— Public Energy Authority

SIFMA	— Securities Industry and Financial Markets Association

At May 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	18	9/19	$3,083,735	$3,164,063	$(80,328)

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2019

Assets:
Investments, at value (Cost — $179,947,933)	$190,937,818
Interest receivable	2,439,391
Prepaid expenses	82,174
Total Assets	193,459,383

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 1,896 shares issued and outstanding) (net of deferred offering costs of $711,396) (Note 5)	46,688,604
Payable for securities purchased	2,294,853
Distributions payable to Common Shareholders	387,264
Investment management fee payable	89,017
Payable to broker — variation margin on open futures contracts	37,688
Directors’ fees payable	2,854
Distributions payable to Auction Rate Cumulative Preferred Stockholders	178
Accrued expenses	76,732
Total Liabilities	49,577,190
Series M Municipal Auction Rate Cumulative Preferred Stock (24 shares authorized and issued at $25,000 per share) (Note 6)	600,000
Total Net Assets Applicable to Common Shareholders	$143,282,193

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 14,082,315 shares issued and outstanding; 100,000,000 common shares authorized)	$14,082
Paid-in capital in excess of par value	133,252,985
Total distributable earnings (loss)	10,015,126
Total Net Assets Applicable to Common Shareholders	$143,282,193

Common Shares Outstanding	14,082,315

Net Asset Value Per Common Share	$10.17

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended May 31, 2019

Investment Income:
Interest	$3,636,816

Expenses:
Investment management fee (Note 2)	515,496
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	418,003
Liquidity fees (Note 5)	183,440
Rating agency fees	25,069
Remarketing fees (Note 5)	23,964
Directors’ fees	19,540
Audit and tax fees	14,768
Transfer agent fees	14,746
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	13,772
Fund accounting fees	11,589
Legal fees	10,956
Shareholder reports	10,075
Stock exchange listing fees	6,229
Auction agent fees	4,388
Insurance	1,417
Interest expense	521
Custody fees	279
Auction participation fees (Note 6)	138
Miscellaneous expenses	9,757
Total Expenses	1,284,147
Net Investment Income	2,352,669

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	79,858
Futures contracts	(126,095)
Net Realized Loss	(46,237)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,047,485
Futures contracts	(80,328)
Change in Net Unrealized Appreciation (Depreciation)	5,967,157
Net Gain on Investments and Futures Contracts	5,920,920
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(7,680)
Increase in Net Assets Applicable to Common Shareholders From Operations	$8,265,909

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2019 (unaudited) and the Year Ended November 30, 2018	2019	2018

Operations:
Net investment income	$2,352,669	$4,971,904
Net realized loss	(46,237)	(218,517)
Change in net unrealized appreciation (depreciation)	5,967,157	(4,434,144)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(7,680)	(57,767)
Increase in Net Assets Applicable to Common Shareholders From Operations	8,265,909	261,476

Distributions to Common Shareholders From (Note 1):
Total distributable earnings	(2,323,582)	(5,175,251)
Decrease in Net Assets From Distributions to Common Shareholders	(2,323,582)	(5,175,251)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares (Note 6)	—	300,000
Increase in Net Assets From Fund Share Transactions	—	300,000
Increase (Decrease) in Net Assets Applicable to Common Shareholders	5,942,327	(4,613,775)

Net Assets Applicable to Common Shareholders:
Beginning of period	137,339,866	141,953,641
End of period	$143,282,193	$137,339,866

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	17

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2019

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$8,273,589
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(17,450,424)
Sales of portfolio securities	14,729,434
Net purchases, sales and maturities of short-term investments	964,206
Net amortization of premium (accretion of discount)	609,462
Decrease in interest receivable	86,679
Increase in prepaid expenses	(5,851)
Increase in payable for securities purchased	1,242,778
Amortization of preferred stock offering costs	13,772
Increase in investment management fee payable	4,905
Increase in Directors’ fees payable	161
Decrease in accrued expenses	(12,050)
Increase in payable to broker — variation margin on open futures contracts	37,688
Net realized gain on investments	(79,858)
Change in net unrealized appreciation (depreciation) of investments	(6,047,485)
Net Cash Provided by Operating Activities	2,367,006

Cash Flows From Financing Activities:
Distributions paid on common stock	(2,351,746)
Distributions paid on Auction Rate Cumulative Preferred Stock	(8,259)
Decrease in due to custodian	(7,001)
Net Cash Used in Financing Activities	(2,367,006)
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	—

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

May 31, 2019
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$0

See Notes to Financial Statements.

18	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2019[1,2]	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of period	$9.75	$10.08	$9.97	$10.47	$10.29	$9.77

Income (loss) from operations:
Net investment income	0.17	0.35	0.39	0.41	0.42	0.46
Net realized and unrealized gain (loss)	0.42	(0.33)	0.15	(0.43)	(0.10)	0.54
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income[3]	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total income (loss) from operations	0.59	0.02	0.54	(0.02)	0.32	1.00

Less distributions to common shareholders from:
Net investment income	(0.17) [4]	(0.37)	(0.43)	(0.48)	(0.48)	(0.48)
Total distributions to common shareholders	(0.17)	(0.37)	(0.43)	(0.48)	(0.48)	(0.48)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	0.02	—	—	0.34	—

Net asset value, end of period	$10.17	$9.75	$10.08	$9.97	$10.47	$10.29

Market price, end of period	$8.87	$8.29	$9.35	$9.53	$10.06	$9.80
Total return, based on NAV[5,6]	6.05%	0.39%[7]	5.47%	(0.36)%	6.52%[8]	10.44%
Total return, based on Market Price[9]	9.04%	(7.52)%	2.55%	(0.78)%	7.73%	15.85%

Net assets applicable to common shareholders, end of period (millions)	$143	$137	$142	$140	$147	$145

Ratios to average net assets:[10]
Gross expenses	1.84%[11]	1.76%	1.56%	1.38%	1.26%	0.94%
Net expenses	1.84 [11]	1.76	1.56	1.38	1.26	0.94
Net investment income	3.37 [11]	3.57	3.80	3.83	4.02	4.54

Portfolio turnover rate	8%	27%	11%	13%	6%	11%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$600	$600	$2,600	$2,600	$2,600	$50,000
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$47,400	$47,400	$47,400	$47,400	$47,400	—
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[12]	399%	386%	384%	381%	395%	390%[13]
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[12]	$99,626	$96,531	$95,977	$95,224	$98,722	$97,440

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	19

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2019 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 0.19%.

[8]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 3.17%.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[11]	Annualized.

[12]

Represents value of net assets plus the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

[13]	Added to conform to current period presentation.

See Notes to Financial Statements.

20	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager. For credit ratings purposes, pre-funded bonds are deemed to be unrated. The subadviser determines the credit quality of pre-funded bonds based on the quality of the escrowed collateral and such other factors as the subadviser deems appropriate.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$190,591,848	—	$190,591,848
Short-term investments†:
Municipal bonds	—	300,000	—	300,000
Money market funds	$45,970	—	—	45,970
Total short-term investments	45,970	300,000	—	345,970
Total investments	$45,970	$190,891,848	—	$190,937,818

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$80,328	—	—	$80,328

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Variable Rate Demand Preferred Stock (“VRDPS”), and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily,

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

24	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distribution may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of ARCPS are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of VRDPS are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating this fee, the aggregate liquidation value of the preferred stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

26	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended May 31, 2019, such purchase and sale transactions (excluding accrued interest) were $13,945,000 and $13,055,000, respectively.

3. Investments

During the six months ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,450,424
Sales	14,729,434

At May 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$179,947,933	$11,092,888	$(103,003)	$10,989,885
Futures contracts	—	—	(80,328)	(80,328)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2019.

LIABILITY DERIVATIVES
Interest Rate Risk
Futures contracts[1]	$80,328

[1]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(126,095)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(80,328)

During the six months ended May 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$2,131,152

5. Variable rate demand preferred stock

On February 25, 2015, the Fund completed a private offering of 1,896 shares of Series 1 VRDPS. Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M Municipal ARCPS that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at May 31, 2019.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	2/25/2045	1,896	$25,000	$47,400,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in

28	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, February 25, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund has entered into a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on February 21, 2020. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The annualized dividend rate for the VRDPS shares for the six months ended May 31, 2019 was 1.769%. VRDPS shares issued and outstanding remained constant during the six months ended May 31, 2019.

6. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal ARCPS.

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 20, 2015, the expiration date of the tender offer.

The Fund’s tender offer was conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On February 25, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,896 ARCPS, which represented 94.8% of outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 27, 2018, the Fund repurchased 80 Series M ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual repurchase price of the repurchased ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

At May 31, 2019, the Fund had 24 shares of ARCPS outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of ARCPS for tax purposes, the Fund will likely have to pay higher dividends to holders of ARCPS to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay

30	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 2.602% to 3.740% during the six months ended May 31, 2019. At May 31, 2019, the dividend rate was 2.713%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPCS that the broker/dealer places at the auction. However, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2019, CGM earned $138 as a participating broker/dealer.

7. Distributions to common shareholders subsequent to May 31, 2019

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/24/2019	6/3/2019	$0.0275
6/21/2019	7/1/2019	$0.0275
7/19/2019	8/1/2019	$0.0275
8/23/2019	9/3/2019	$0.0275

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2019, the Fund did not repurchase any shares.

9. Deferred capital losses

As of November 30, 2018, the Fund had deferred capital losses of $1,126,594, which have no expiration date, that will be available to offset future taxable capital gains.

Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

32	Western Asset Intermediate Muni Fund Inc. 2019 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Intermediate Muni Fund Inc. was held on April 12, 2019 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares (together, as a single class) Votes For	Common Shares and Preferred Shares (together, as a single class) Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Robert D. Agdern	12,596,473	838,228	0	0
Carol L. Colman	N/A	N/A	1,192	0
Paolo M. Cucchi	12,514,167	920,534	0	0
Nisha Kumar	12,986,166	448,535	0	0

At May 31, 2019, in addition to Robert D. Agdern, Carol L. Colman, Paolo M. Cucchi and Nisha Kumar, the other Directors of the Fund were as follows:

Daniel P. Cronin

William R. Hutchinson

Eileen A. Kamerick

Jane Trust

Western Asset Intermediate Muni Fund Inc.	33

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

34	Western Asset Intermediate Muni Fund Inc.

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Intermediate Muni Fund Inc.	35

Western Asset

Intermediate Muni Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset

Intermediate Muni Fund Inc.

620 Eighth Avenue 49th Floor New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600 Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street New York, NY 10005

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue New York, NY 10017

New York Stock Exchange Symbol

SBI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue 49th Floor New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600 Louisville, KY 40202

WASX010074 7/19 SR19-3655

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM	13. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 29, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 29, 2019